UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2004

EXULT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30035	33-0831076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Innovation Drive, Suite 200, Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 856-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

On October 13, 2004, the Board of Directors of Exult, Inc. (the “Company”) appointed Dan A. DeCanniere to serve as the Company’s Chief Financial Officer. Mr. DeCanniere, age 50, has been the Chief Financial Officer of the Company’s parent company, Hewitt Associates, Inc. (“Hewitt”), since 1996 when he joined Hewitt. Prior to that, Mr. DeCanniere served for five years as Chief Operating Officer and Chief Financial Officer of a large architectural engineering firm and for ten years as Chief Financial Officer and Chief Administrative Officer of a large financial and litigation consulting firm. He is a member of the AICPA and Illinois CPA Society.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXULT, INC.

By:	/S/ JOHN M. RYAN
Name:	John M. Ryan
Title:	Vice President and Treasurer

Date: October 14, 2004

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